EXHIBIT 32.1

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Belltower Entertainment Corp. (the "Company") on Form 10-Q for the quarter ending July 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald K. Bell, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in allmaterial respects, the financial condition and results of operations of the Company.

Dated: September 20, 2010	By:	/s/ Donald K. Bell
Donald K. Bell
Director, President and Chief Executive Officer